UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 23, 2016

HMS HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-50194	11-3656261
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5615 High Point Drive, Irving, TX	75038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (214) 453-3000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Annual Incentive Compensation Plan as Amended and Restated

At the 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”) of HMS Holdings Corp. (the “Company”) held on June 23, 2016, the Company’s stockholders re-approved the Company’s Annual Incentive Compensation Plan as amended and restated (the “AIP”) for compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended. The AIP provides for the granting of awards of incentive compensation that may be paid to a participant upon satisfaction of specified performance goals for a particular performance period. The AIP is intended to satisfy the requirements of Section 162(m) to preserve, to the extent possible or desirable, the Company’s federal income tax deduction for certain performance-based compensation paid under the AIP. Because of the uncertainties associated with the application and interpretation of Section 162(m), there can be no assurance that compensation intended to satisfy the requirements for deductibility under Section 162(m) will in fact be deductible.

The AIP is administered by the Compensation Committee of the Board of Directors, and such committee has the full authority to select the individuals who are eligible to participate in the AIP for each performance period and to establish the performance goals and achievement levels for each participant, among other things. Awards under the AIP will be payable in cash unless the Compensation Committee in its discretion decides to make payment in the form of a stock-based award to the extent permissible under the Company's 2016 Plan (as defined below). The AIP will continue in effect until terminated by the Board of Directors.

A summary of the AIP is included in Proposal Three of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2016, and the full text of the AIP is included in Annex B of such proxy statement. The foregoing description of the 2016 Plan is not complete and is qualified in its entirety by reference to the AIP, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

2016 Omnibus Incentive Plan

At the 2016 Annual Meeting, the Company’s stockholders approved the HMS Holdings Corp. 2016 Omnibus Incentive Plan (the “2016 Plan”), which was previously approved by the Company’s Board of Directors. The 2016 Plan replaces and supersedes the HMS Holdings Corp. Fourth Amended and Restated 2006 Stock Plan (as further amended, the “2006 Plan”) and the HDI Holdings, Inc. Amended 2011 Stock Option and Stock Issuance Plan (the “HDI 2011 Stock Plan” and, together with the 2006 Plan, the “Prior Plans”). Upon stockholder approval, (i) the 2016 Plan became effective and (ii) the Prior Plans were terminated and no new awards will be made thereunder.

The terms of the 2016 Plan provide for the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance shares and performance units and other share-based awards. Subject to certain adjustments, the maximum number of shares of the Company’s common stock authorized for awards under the 2016 Plan is 8,800,000 shares, less (i) one share for each share subject to an option or stock appreciation right granted under the Prior Plans after February 29, 2016 and (ii) 1.7 shares for each share subject to awards (other than options and stock appreciation rights) granted under the Prior Plans after February 29, 2016. Each share subject to a stock option or stock appreciation right granted under the 2016 Plan will count as one share against this maximum authorized number, and each share subject to awards other than stock options and stock appreciation rights granted under the 2016 Plan will count as 1.7 shares. Shares may be added back to the maximum authorized number of shares in certain circumstances pursuant to the share counting provisions of the 2016 Plan.

The 2016 Plan is administered by the Compensation Committee of the Board of Directors, which committee has full power to select participants to whom awards may be granted and to determine the types of awards to be granted, the number of shares to be covered by each award granted and the terms and conditions of each award granted, among other things. Eligible participants under the 2016 Plan include the employees and non-employee directors of the Company and employees of its affiliates. The following limits apply to awards of the specified type granted to any one participant in any single fiscal year under the 2016 Plan: (i) 1,500,000 shares subject to stock options and share appreciation rights; and (ii) for awards that are intended to comply with the performance-based exception under Section 162(m), (a) 1,000,000 shares subject to restricted stock awards, restricted stock unit awards, performance shares and dividend equivalents and (b) $5,000,000 maximum dollar amount payable for performance units. In addition, the maximum number of shares subject to awards granted during a single fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year, may not exceed $500,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes), subject to certain exceptions.

A summary of the 2016 Plan is included in Proposal Four of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2016, and the full text of the 2016 Plan is included in Annex C of such proxy statement. The foregoing description of the 2016 Plan is not complete and is qualified in its entirety by reference to the 2016 Plan, a copy of which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Set forth below is information concerning each matter submitted to a vote at the Company’s 2016 Annual Meeting, including the final voting results.

Proposal One:  The stockholders elected each of the following individuals as a Class I director for a two year term expiring on the date of the Company’s 2018 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

Name	For	Against	Abstain	Broker Non-Votes
Robert Becker	69,153,470	1,350,210	11,510	3,932,613
Craig R. Callen	67,886,691	2,618,691	9,808	3,932,613
William C. Lucia	68,626,038	1,878,322	10,830	3,932,613
Bart M. Schwartz	67,410,609	3,094,499	10,082	3,932,613

Proposal Two:  The stockholders approved, on an advisory basis, the 2015 compensation for the Company’s named executive officers, as described in the proxy statement for the 2016 Annual Meeting.

For	Against	Abstain	Broker Non-Votes
68,858,691	1,606,092	50,407	3,932,613

Proposal Three:  The stockholders re-approved the Annual Incentive Compensation Plan as amended and restated.

For	Against	Abstain	Broker Non-Votes
69,681,226	784,832	49,132	3,932,613

Proposal Four:  The stockholders approved the 2016 Omnibus Incentive Plan.

For	Against	Abstain	Broker Non-Votes
61,330,854	9,136,986	47,350	3,932,613

Proposal Five:  The stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

For	Against	Abstain
72,951,606	1,451,960	44,237

No other matters were voted upon at the meeting.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

10.1	HMS Holdings Corp. Annual Incentive Compensation Plan as amended and restated

10.2	HMS Holdings Corp. 2016 Omnibus Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HMS HOLDINGS CORP.
(Registrant)

Date: June 27, 2016	By:	/s/ Meredith W. Bjorck
	Name:	Meredith W. Bjorck
	Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	HMS Holdings Corp. Annual Incentive Compensation Plan as amended and restated

10.2	HMS Holdings Corp. 2016 Omnibus Incentive Plan